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                                                         Exhibit 23.5

                                [LETTERHEAD]


June 3, 1998


We hereby consent to the attachment of our fairness opinion to the Registration Statement on Form S-4.


HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

/s/ Houlihan Lokey Howard & Zukin Financial Advisors, Inc.


WHP:neb

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